EXHIBIT 10.8

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT (this “Agreement”), dated as of April 29, 2005, among FLEET RETAIL GROUP, INC., a Delaware corporation having its office at 40 Broad Street, Boston, Massachusetts 02109, in its capacity as agent (the “Agent”) for the Lenders (as hereinafter defined), S.A.C. CAPITAL ASSOCIATES, LLC (“SAC”), GMM CAPITAL, LLC (“GMM”), GOLDFARB CAPITAL PARTNERS LLC (“Goldfarb”), Charles Phillips, individually (“Phillips”), UBS FINANCIAL SERVICES as Custodian FBO Charles G. Phillips Rolover IRA (“Phillips IRA”), Eli Wachtel, individually (“Wachtel”) WLSS CAPITAL PARTNERS, LLC (“WLSS”), SMITHFIELD FIDUCIARY, LLC (“Smithfield”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P. (“Zwirn LP”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD (“Zwirn Ltd”), RIVERVIEW GROUP, LLC (“Riverview”), PRENTICE CAPITAL PARTNERS QP, LP (“Prentice Partners QP”), PRENTICE CAPITAL PARTNERS, LP (“Prentice Partners LP”), PRENTICE CAPITAL OFFSHORE, LP (“Prentice Offshore” and, collectively with SAC, GMM, Goldfarb, Phillips, Phillips IRA, Wachtel, WLSS, Smithfield, Zwirn LP, Zwirn Ltd, Riverview, Prentice Partners QP and Prentice Partners LP, the “Buyers” and the “Subordinating Creditors”) and THE WET SEAL, INC., a Delaware corporation having its office at 26972 Burbank, Foothill Ranch, California 92610 (the “Borrower”).

WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of September 22, 2004 (as amended and in effect from time to time, including any replacement agreement therefor, the “Credit Agreement”), among the financial institutions party thereto (the “Lenders”), the Agent, the Borrower, The Wet Seal Retail, Inc. (“Wet Seal Retail”), Wet Seal Catalog, Inc. (“Wet Seal Catalog”), and Wet Seal GC, Inc. (“Facility Guarantor” and, collectively with Borrower, Wet Seal Retail and Wet Seal Catalog, the “Companies” and, each individually, a “Company”), the Lenders have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Companies; and

WHEREAS, the Borrower has authorized a new series of Preferred Shares (as defined in the Certificate of Designations, Preferences and Rights (as defined below) of the Borrower, which Preferred Shares shall be convertible into the Borrower’s Class A Common Stock, $0.10 par value per share, in accordance with the terms of such Certificate of Designations, Preferences and Rights; and

WHEREAS, the Borrower and the Buyers entered into that certain Securities Purchase Agreement, dated as of April 29, 2005 (as amended and in effect from time to time, the “2005 Securities Purchase Agreement”), to purchase such Preferred Shares and certain warrants of the Borrower; and

WHEREAS, it is a condition to the Lenders’ willingness to continue making loans and otherwise extending credit to the Companies pursuant to the Credit Agreement and to consent to the transactions contemplated by the 2005 Securities Purchase Agreement as required pursuant to the terms of the 2005 Securities Purchase Agreement that the Borrower and each Subordinating Creditor enter into this Agreement with the Agent on or prior to the Closing Date (as defined below); and

WHEREAS, in order to induce the Lenders to continue making loans and otherwise extending credit to the Companies pursuant to the Credit Agreement and to consent to the transactions contemplated by the 2005 Securities Purchase Agreement as required therein, the Borrower and each Subordinating Creditor have agreed to enter into this Agreement with the Agent.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions.

Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

Amended and Restated Subordination Agreement. Shall mean that certain Amended and Restated Subordination Agreement, dated as of January 14, 2005 (as amended, restated or otherwise modified with the written consent of the Agent as provided herein and in effect from time to time), among the Agent, the Borrower, the Subordinating Creditors identified therein and The Bank of New York, as Trustee and as Collateral Agent.

Bankruptcy Code. The provisions of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder or any state insolvency, debtor relief or assignment for the benefit of creditor law.

Certificate of Designations, Preferences and Rights. Shall mean the Certificate of Designations, Preferences and Rights of the Series C Preferred Stock dated as of April 29, 2005 (as amended, restated or otherwise modified with the written consent of the Agent as provided herein and in effect from time to time).

Closing Date. Shall have the meaning provided for such term in the 2005 Securities Purchase Agreement.

Effective Date. April 29, 2005.

Lien. With respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset.

Permitted Subordinated Debt Fees. Collectively (i) reasonable and documented fees and expenses of Schulte Roth & Zabel LLP, counsel to SAC, in connection with its representation of SAC in connection with the Subordinated Documents, except for fees and expenses of any consultants hired by Schulte Roth & Zabel LLP, and (ii) (A) any Registration Delay Payments (as such term is defined in the Registration Rights Agreement) required to be paid pursuant to Section 2(f) of the Registration Rights Agreement, plus (B) any amounts required to be paid as a result of any failure by the Borrower to timely issue and deliver or register the shares of Common Stock on the Borrower’s share register or to credit a holder’s balance account with The Depository Trust Company, to which any holder is entitled upon such holder’s exercise of any Warrant pursuant to Section 1(c) of each Warrant, plus (C) any amounts required to be paid as a result of any failure by the Borrower to credit a holder’s balance account with The Depository Trust Company or to issue and deliver a certificate to a holder for the number of Common Shares to which such holder is entitled upon the conversion of Preferred Shares, or to issue and deliver a new Preferred Stock Certificate representing the number of Preferred Shares to which a holder is entitled, pursuant to Section 2(d)(v) of the Certificate of Designations, Preferences and Rights, all such fees set forth in clauses (A), (B) and (C) herein in an amount not to exceed $250,000 in the aggregate in any calendar year.

Person. Any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

Proceeding. Any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

Registration Rights Agreement. Shall mean the Registration Rights Agreement dated as of April 29, 2005 (as amended, restated or otherwise modified with the written consent of the Agent as provided herein and in effect from time to time), between the Borrower and the Buyers.

Securities. Shall mean, collectively, (i) such “Preferred Shares” purchased under the 2005 Securities Purchase Agreement and described in the Certificate of Designations, Preferences and Rights; (ii) such “Conversion Shares” issued or issuable upon the conversion of the Preferred Shares; (iii) such Warrants; (iv) such “Warrant Shares” issued or issuable pursuant to such Warrants; and (v) such “Registrable Securities” referred to under the Registration Rights Agreement.

Senior Debt. All principal, interest, fees, charges, costs, damages, enforcement expenses (including legal fees and disbursements), collateral protection expenses, redemption conversion payments and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement or any of the other Loan Documents or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Agent or any of the Lenders. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower or any other Company of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Agent’s or any Lender’s claim therefor is allowed or allowable in the case or proceeding relating thereto.

Subordinated Agreements. Collectively, (i) the 2005 Securities Purchase Agreement, (ii) each of the Securities, (iii) the Certificate of Designations, Preferences and Rights, (iv) the Registration Rights Agreement, (v) any Transaction Documents (other than the Security Documents) (each as defined in the 2005 Securities Purchase Agreement as in effect on the Effective Date), and (vi) each such agreement, document or instrument executed and/or delivered in connection with the foregoing, evidencing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created, as the same may be amended, restated or otherwise modified with the written consent of the Agent as provided herein and in effect from time to time.

Subordinated Debt Actionable Default. Collectively, means:

(i) the failure of the applicable Registration Statement (as defined in the Registration Rights Agreement) required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is 120 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Securities for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 10 consecutive days or for more than an aggregate of 30 days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) the suspension from trading or failure of the Common Stock (as defined in each of the Securities) to be listed on an Eligible Market (as defined in each of the Securities) for a period of five (5) consecutive Trading Days (as defined in each of the Securities) or for more than an aggregate of ten (10) Trading Days (as defined in each of the Securities) in any 365-day period;

(iii) the Borrower’s (A) failure to deliver Common Stock (as defined in the Securities) upon conversion within the time periods specified in the respective Securities within ten (10) Business Days (as defined in the Securities) after the date on which such delivery was to occur, or (B) notice, written or oral, to any holder of the Securities, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Securities into shares of Common Stock (as defined in the Securities) that is tendered in accordance with the provisions of the Securities; and

(iv) at any time following the tenth consecutive Business Day (as defined in the Securities) that the Holder’s Authorized Share Allocation (as defined in the Securities) is less than the number of shares of Common Stock (as defined in the Securities) that the Holder would be entitled to receive upon a conversion of the full Conversion Amount (as defined in the Securities) of the Securities (without regard to any limitations on conversion set forth in each of the Securities).

Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), other payment obligations (including, without limitation, all payment obligations arising under or in connection with (i) the Registration Rights Agreement, (ii) the Warrants or (iii) and other payment obligation, reimbursement and indemnity obligations created or evidenced by any of the Subordinated Agreements (other than Conversion Shares or Warrant Shares, each as defined in the 2005 Securities Purchase Agreement) or any prior, concurrent or subsequent notes, instruments (other than Conversion Shares or Warrant Shares, each as defined in the 2005 Securities Purchase Agreement) or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of any Subordinating Creditor.

Warrant. Shall mean such “Warrants” purchased under the 2005 Securities Purchase Agreement and substantially in the form attached as Exhibit B thereto.

2. General.

(a) Pursuant to the terms of the Subordination Agreement, the Subordinated Debt and, to the extent providing for the payment of Subordinated Debt, any and all Subordinated Agreements have been and continue to be and, pursuant to the terms of this Agreement, hereby are subordinated and the payment thereof is deferred until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Companies. The Borrower shall not be permitted to pay, and each Subordinating Creditor shall not be permitted to receive, any cash payment in respect of the Subordinated Debt until the Senior Debt has been finally paid in full in cash (other than the Permitted Subordinated Debt Fees).

(b) Each Subordinating Creditor and the Borrower hereby represents and warrants that the Existing RRA (as defined in the 2005 Securities Purchase Agreement as of the Effective Date) (i) has not been amended except as otherwise provided in the 2005 Securities Purchase Agreement as of the Effective Date and (ii) does not include the Securities.

3. Enforcement.

(a) The Subordinating Creditors will not take or omit to take any action or assert any claim in respect of the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing and except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation, until the Senior Debt has been paid in full in cash, the Subordinating Creditors will not assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Agreements in respect of any Subordinated Debt until the earlier to occur of the following:

(i) the commencement of an enforcement action with respect to a material portion of the Collateral securing the Senior Debt; or

(ii) the passage of 180 days from the delivery of written notice from any Subordinating Creditor to the Agent pursuant to which such Subordinating Creditor notifies the Agent, in reasonable detail, of the occurrence of a Subordinated Debt Actionable Default to the extent that the default or occurrence described therein shall not have been cured or waived within such 180 day period, provided that such Subordinating Creditor shall have given at least 10 days written notice to the Agent of such Subordinating Creditor’s intention to take such enforcement action (which notice may be given during such 180 day period).

(b) In addition, until the Senior Debt has been finally paid in full in cash, the Subordinating Creditors shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever in respect of the Subordinated Debt from any assets of the Borrower or any other Company or any guarantor of or provider of collateral security for the Senior Debt. The Subordinating Creditor further waives any and all rights with respect to marshalling.

(c) Notwithstanding Section 3(a) above, the right of any Subordinating Creditor to receive any Permitted Subordinated Debt Fees due and owing to a Subordinating Creditor on or after the respective due dates for payment from any Company, or to institute suit against any Company for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected by Section 3(a); provided, that such Subordinating Creditor shall not have the right to institute any such suit against any Company for the enforcement of payment if and to the extent that the surrender or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Lien of the Agent and the Lenders upon any property subject to such Lien or enforce any judgment in respect thereof against any Collateral for the Senior Debt.

4. Payments Held in Trust.

Except as set forth in Section 3(c), each Subordinating Creditor will hold in trust and immediately pay over to the Agent for the account of the Lenders and the Agent, in the same form of payment received, with appropriate endorsements, for application (a) to the Senior Debt, any cash amount that any Company pays to such Subordinating Creditor on account of the Subordinated Debt, or (b) as collateral for the Senior Debt, any other assets of the Borrower or any other Company that such Subordinating Creditor may receive on account of the Subordinated Debt.

5. Defense to Enforcement.

If any Subordinating Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and the Agent or any Lender may intervene and interpose such defense or plea in its name or in the name of the Borrower. If any Subordinating Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Agreements in respect of the Subordinated Debt, then the Agent, any Lender or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Agent or such Lender or in the name of the Borrower. If any Subordinating Creditor, in contravention of the terms of this Agreement, obtains on account of the Subordinated Debt any cash or other assets of the Borrower or any Company as a result of any administrative, legal or equitable actions, or otherwise, such Subordinating Creditor agrees forthwith to pay, deliver and assign to the Agent, for the account of the Lenders and the Agent, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

6. Bankruptcy, etc.

6.1. Payments relating to Subordinated Debt.

At any meeting of creditors of the Borrower or in the event of any case or Proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or Proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy case or Proceeding, an assignment for the benefit of creditors or a Proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent is hereby irrevocably authorized at any such meeting or in any such Proceeding to receive or collect for the benefit of the Lenders and the Agent any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment on account of any Subordinated Debt, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent in its discretion elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to the Subordinating Creditors any surplus to which Subordinating Creditors are then entitled.

6.2. Securities by Plan of Reorganization or Readjustment.

Notwithstanding the foregoing provisions of Section 6.1, the Subordinating Creditors shall be entitled to receive and retain any securities of the Borrower or any other corporation or other entity provided for by a plan of reorganization or readjustment (i) the payment of which securities is subordinate, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment and (ii) all other terms of which are reasonably acceptable to the Lenders and the Agent.

6.3. Subordinated Debt Voting Rights.

At any such meeting of creditors or in the event of any such case or Proceeding, the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that none of the Subordinating Creditors shall vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (iii) the Subordinating Creditors’ obligations and agreements set forth in this Agreement.

7. Unsecured Creditors. Each Subordinating Creditor hereby acknowledges and agrees that the Subordinated Debt and all obligations arising under or in connection with the Subordinated Agreements are and shall remain unsecured at all times while this Agreement is in effect. Notwithstanding anything to the contrary contained herein, each Subordinating Creditor shall have no fewer rights than those available to an unsecured creditor of the Borrower, arising under the Bankruptcy Code or other applicable non-bankruptcy law.

7.1. Further Assurances.

Each Subordinating Creditor hereby agrees, upon request of the Agent at any time and from time to time, to execute such other documents or instruments as may be reasonably requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Debt and the unsecured status of the Subordinated Debt as contemplated hereby.

7.2. Books and Records.

Each Subordinating Creditor further agrees to maintain on its books and records such notations as the Agent may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Agent hereunder.

7.3. Legend.

Until the termination of this Agreement in accordance with Section 11 hereof, the Borrower and each Subordinating Creditor will cause to be clearly, conspicuously and prominently inserted on the face of each Subordinated Agreement, and any other negotiable Subordinated Agreement (if any) or such other notice reasonably acceptable to the Agent, as well as any renews or replacements thereof, the following legend in substantially the form hereof:

“This instrument and the rights and obligations evidenced hereby, and other obligations incurred or arising under or evidenced by this instrument and the rights and obligations evidenced hereby with respect to such obligations are subordinate and unsecured in the manner and to the extent set forth in that certain Subordination Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”), dated as of April 29, 2005 among S.A.C. CAPITAL ASSOCIATES, LLC, a limited liability company organized under the laws of Anguila (“SAC”), and certain other holders of indebtedness identified on the signature pages thereto, THE WET SEAL, INC., a Delaware corporation, (the “Lead Borrower”), and FLEET RETAIL GROUP, INC., acting as agent, to the indebtedness owed by the Companies (as defined below) pursuant to that certain Credit Agreement dated as of September 22, 2004 (the “First Lien Credit Agreement”) among the Lead Borrower, THE WET SEAL RETAIL, INC., a Delaware corporation (“Wet Seal Retail”), WET SEAL CATALOG, INC., a Delaware corporation (collectively, with Wet Seal Retail and the Lead Borrower, the “Companies”), WET SEAL GC, INC., a Virginia corporation, and FLEET RETAIL GROUP, INC. (as “Agent”), Back Bay Capital Funding, LLC, as Term Lender, the lenders from time to time party thereto and Fleet National Bank, as Issuing Lender, and certain guarantees of the indebtedness evidenced thereby, as such First Lien Credit Agreement and such guarantees have been and hereafter may be amended, restated, supplemented or otherwise modified from time to time as permitted under the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement applicable to the “Subordinating Creditors” (as such term is defined in the Subordination Agreement), as if such holder were a Subordinating Creditor for all purposes of the Subordination Agreement.”

8. Lenders’ Freedom of Dealing.

Each Subordinating Creditor agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Companies and the Lenders may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Lenders may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Companies and all other persons, in each case without the consent of any Subordinating Creditor or the Companies and without affecting the agreements of the Subordinating Creditors or the Borrower contained in this Agreement; provided, however, that nothing contained in this Section 8 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Agent or any Lender may have against the Borrower.

9. Modification or Sale of the Subordinated Debt.

No Subordinating Creditor will, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Agreements with respect to the Subordinated Debt; nor will any Subordinating Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any Person other than a Person who agrees in a writing, reasonably satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to bound by all of the obligations of such Subordinating Creditor hereunder.

10. Borrower’s Obligations Absolute.

Nothing contained in this Agreement shall impair, as among the Borrower and the Subordinating Creditors, the obligation of the Borrower to pay to the Buyers or any permitted assignee all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Creditors (except as expressly otherwise provided in Section 3, Section 4, Section 5, Section 6 or Section 7) from exercising all rights, powers and remedies otherwise permitted by Subordinated Agreements and by applicable law upon a default in the payment of the Subordinated Debt or under any Subordinated Agreement, all, however, subject to the rights of the Agent and the Lenders as set forth in this Agreement.

11. Termination of Subordination.

This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinating Creditors and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid in full in cash. To the extent that any Company or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Agent or any Lender, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of the Agent’s or such Lender’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Agent or such Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that (i) any Subordinating Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of the Agent’s or any Lender’s initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, and (ii) such payments would have been required to have been turned over to the Agent pursuant to this Agreement, such Subordinating Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Agent or such Lender, and each Subordinating Creditor hereby agrees to pay to the Agent for the benefit of the Agent or (as the case may be) such Lender, upon demand, the full amount of such payment so received by such Subordinating Creditor during such period of time to the extent necessary fully to restore to the Agent or such Lender the amount of such Voided Payment. Upon the payment in full in cash of all of the Senior Debt, this Agreement will automatically terminate without any additional action by any party hereto.

12. Notices.

All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

If to the Agent:	Fleet Retail Group, Inc.
c/o Bank of America Retail Finance Group
40 Broad St., 10th Floor
Boston, MA 02109
Attention: Daniel T. Platt, Director
Facsimile: (617) 434-4131

With a copy to:	Riemer & Braunstein, LLP
Three Center Plaza
Boston, MA 02108
Attention: Robert E. Paul, Esq.
Facsimile: (617) 880-3456

And with a copy to:	Back Bay Capital Funding LLC
40 Broad Street
Boston, MA 02109
Attention: Michael Pizette, Managing Director
Facsimile: (617) 434-4185

And with a copy to:	Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110
Attention: Robert A. J. Barry, Esq.
Facsimile: (617) 951-8736

If to any Buyer or Subordinating Creditor::

c/o The Wet Seal, Inc.
26972 Burbank Street
Foothill Ranch, California 92610
Attention: Chief Financial Officer
Facsimile: (858) 206-4977

With a copy to:	Akin Gump Strauss Hauer & Feld, LLP
590 Madison Avenue
New York, NY 10022-2524
Attention: Ackneil M. Muldrow, III, Esq. and
Alan Siegel, Esq.
Facsimile: (212) 872-1002

If to the Borrower:	The Wet Seal, Inc.
26972 Burbank Street
Foothill Ranch, California 92610
Attention: Chief Financial Officer
Facsimile: (858) 206-4977

With a copy to:	Akin Gump Strauss Hauer & Feld, LLP
590 Madison Avenue
New York, NY 10022-2524
Attention: Ackneil M. Muldrow, III, Esq. and
Alan Siegel, Esq.
Facsimile: (212) 872-1002

or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed. For purposes of delivery of notices to the Buyers, such notices shall be delivered to the Borrower.

13. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

14. Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

15. Miscellaneous.

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the Required Lenders (as defined in the Credit Agreement) and the Term Lender (as defined in the Credit Agreement), may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Agent and the Lenders; provided, however, that such waiver shall be effective only if in writing and signed by the Agent and shall be limited to the specific provision or provisions expressly so waived. The provisions of this Agreement may from time to time be amended if such amendment is in writing and consented to by the holders of a majority in interest of the Subordinated Debt determined as of the date of such amendment, the Borrower and the Agent; provided, however, any amendment consented to by the holders of a majority in interest of the Subordinated Debt shall be binding upon all Subordinating Creditors, whether or not such Subordinating Creditor consented thereto in such writing. No failure or delay on the part of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. This Agreement shall be binding upon the successors and assigns of each Subordinating Creditor and the Borrower and shall inure to the benefit of the Agent and the Lenders, the Agent’s and the Lenders’ respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms “Credit Agreement”, “Loan Documents”, “Event of Default” and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

[Remainder of page intentionally left blank]

THE WET SEAL, INC., as Borrower

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	EVP + CFO

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF California	)
) ss.
COUNTY OF Orange	)

On this 15th day of April, 2005, before me, the undersigned notary public, personally appeared Douglas C. Felderman, personally known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) signed it voluntarily for its stated purpose.

/s/ Courtney Wilkin
(official signature and seal of notary)

My commission expires: May 27, 2007

[SEAL]	COURTNEY L. WILKIN Commission #1420715 Notary Public - California Orange County My Comm. Expires May 27, 2007

Subordination Agreement

The Buyers:

S.A.C. CAPITAL ASSOCIATES, LLC By: S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name: Title:	Peter Nussbaum General Counsel

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF CT	)
) ss.
COUNTY OF FAIRFIELD	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Peter Nussbaum, proved to me through satisfactory evidence of identification, which were per my personal knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                  for                                         , a                                 ).

JANE A. CORCORAN NOTARY PUBLIC MY COMMISSION EXPIRES MAY 31, 2007	/s/ Jane A. Corcoran
(official signature and seal of notary)

My commission expires: 5-31-07

Subordination Agreement

PRENTICE CAPITAL PARTNERS QP, LP By: Prentice Capital GP, LLC, its general partner

By:	/s/ Charles Phillips
Name: Title:	Charles Phillips

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                      for                                         , a                                     ).

/s/ Julia Spivack
(official signature and seal of notary)

My commission expires:

JULIA SPIVACK
Notary Public, State of New York
No. 02SP6121041
Qualified in Kings County
Commission Expires Jan. 3, 2009

Subordination Agreement

PRENTICE CAPITAL PARTNERS, LP By: Prentice Capital GP, LLC, its general partner

By:	/s/ Charles Phillips
Name: Title:	Charles Phillips

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (a                                      for                                         , a                                     ).

/s/ Julia Spivack
(official signature and seal of notary)

My commission expires:

JULIA SPIVACK
Notary Public, State of New York
No. 02SP6121041
Qualified in Kings County
Commission Expires Jan. 3, 2009

Subordination Agreement

PRENTICE CAPITAL OFFSHORE, LTD By: Prentice Capital Management, LP, the Investment Manager

By:	/s/ Charles Phillips
Name: Title:	Charles Phillips

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                      for                                         , a                                     ).

/s/ Julia Spivack
(official signature and seal of notary)

My commission expires:

JULIA SPIVACK
Notary Public, State of New York
No. 02SP6121041
Qualified in Kings County
Commission Expires Jan. 3, 2009

Subordination Agreement

GMM CAPITAL, LLC

By:	/s/ Isaac Dabah
Name:	Isaac Dabah
Title:	Director

Signature Page to Subordination Agreement

GOLDFARB CAPITAL PARTNERS LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Member

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 27th day of April, 2005, before me, the undersigned notary public, personally appeared Morris Goldfarb, proved to me through satisfactory evidence of identification, which were NY driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as member for Goldfarb Capital Partners LLC, a Delaware LLC).

/s/ Kathleen Schatz
(official signature and seal of notary)

My commission expires: 1/7/06

KATHLEEN SCHATZ
Notary Public, State of New York
No. 01SC6068634
Qualified in New York County
Commission Expires January 07, 2006

Subordination Agreement

/s/ Charles Phillips
Mr. Charles Phillips

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                      for                                         , a                                     ).

/s/ Todd A. Matras
(official signature and seal of notary)

My commission expires:

TODD A. MATRAS
Notary Public, State of New York
No. 02MA6054605
Qualified in Kings County
Certificate Filed in New York County
Commission Expires Feb. 12, 2007

Subordination Agreement

UBS FINANCIAL SERVICES AS CUSTODIAN FBO CHARLES G. PHILLIPS ROLLOVER IRA

By:	/s/ Charles Phillips
Name: Title:	Charles Phillips

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28 day of April, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were NY drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                      for                                         , a                                     ).

/s/ Julia Spivack
(official signature and seal of notary)

My commission expires:

JULIA SPIVACK
Notary Public, State of New York
No. 02SP6121041
Qualified in Kings County
Commission Expires Jan. 3, 2009

Subordination Agreement

/s/ Eli Wachtel
Mr. Eli Wachtel

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 26th day of April, 2005, before me, the undersigned notary public, personally appeared Eli Wachtel, proved to me through satisfactory evidence of identification, which were US Passport, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                               for                                     , a                                     ).

/s/ Janice C. Abrahamson
(official signature and seal of notary)

My commission expires: 11/30/2006

JANICE C. ABRAHAMSON Notary Public State of New York No. 31-4731873 Qualified in New York County Commission Expires Nov. 30, 2006

Subordination Agreement

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne S. Miller
Name:	Wayne S. Miller
Title:	Member

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 27th day of April, 2005, before me, the undersigned notary public, personally appeared Wayne S. Miller, proved to me through satisfactory evidence of identification, which were NY Driver’s License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as member for WLSS Capital Partners, LLC, a Delaware LLC).

/s/ Kathleen Schatz
(official signature and seal of notary)

My commission expires: 1/7/06

KATHLEEN SCHATZ Notary Public, State of New York No. 01SC6068634 Qualified in New York County Commission Expires January 07, 2006

Subordination Agreement

SMITHFIELD FIDUCIARY, LLC

By:	/s/ Scott M. Wallace
Name: Title:	Scott M. Wallace Authorized Signatory

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF QUEENS	)

On this 28th day of April, 2005, before me, the undersigned notary public, personally appeared Scott M. Wallace, proved to me through satisfactory evidence of identification, which were known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                                      for                                         , a                                     ).

/s/ Zainub Rana
(official signature and seal of notary)

My commission expires:

ZAINUB RANA
Notary Public-State of New York
No. 01RA6054878
Qualified in Queens County
My Commission Expires July 15, 2007

Subordination Agreement

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
By: D.B. ZWIRN PARTNERS LLC, its general partner

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
By: D.B. ZWIRN & CO., L.P., its trading Manager

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 29th day of April, 2005, before me, the undersigned notary public, personally appeared Daniel B. Zwirn, proved to me through satisfactory evidence of identification, which were                                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as managing member for DBZ & Co., a                                     ).

/s/ Michele R. Pirozzi
(official signature and seal of notary)

My commission expires: 6/28/08

MICHELE R. PIROZZI NOTARY PUBLIC, STATE OF NEW YORK No. 01PI6112028 QUALIFIED IN QUEENS COUNTY MY COMMISSION EXPIRES JUNE 28, 2008

Subordination Agreement

RIVERVIEW GROUP, LLC
By: Millennium Holding Group, L.P.,
By: Millennium Management, L.L.C.

By:	/s/ Dave Nolan
Name:	Dave Nolan
Title:	Executive Vice President

Signature Page to Subordination Agreement

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On this 28th day of April, 2005, before me, the undersigned notary public, personally appeared Dave Nolan, personally known to me, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose (as Executive Vice President of Millennium Management, L.L.C., the general partner of Millennium Holding Group, L.P., the managing member of Riverview Group, LLC, a Delaware limited liability company).

/s/ Danielle Scotto
(official signature and seal of notary)

My commission expires: 11/29/08

DANIELLE SCOTTO Notary Public, State of New York No. 01SC6119482 Qualified in Kings County Commission Expires Nov 29, 2008

Subordination Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FLEET RETAIL GROUP, INC., as Agent

By:	/s/ Daniel Platt
Name: Title:	Daniel Platt Director

Signature Page to Subordination Agreement